Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT (this “Amendment”) to the Credit Agreement referred to below is entered into as of June 3, 2013, among KIMCO REALTY CORPORATION, a Maryland corporation (“Kimco”), the Subsidiaries of Kimco party hereto (collectively, the “Subsidiary Borrowers”; and together with Kimco, the “Borrowers”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless the context otherwise requires, capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement dated as of October 27, 2011, among the Borrowers, the several banks, financial institutions and other entities from time to time party thereto (collectively, the “Lenders”), the Issuing Lenders party thereto, the Administrative Agent and the other agents party thereto (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

R E C I T A L S:

WHEREAS, there will no longer appear on Reuters BBA Libor Rates Page 3750 a rate for loans in Canadian Dollars, as contemplated by the definition of “Eurocurrency Rate” in the Credit Agreement; and

WHEREAS, solely for clarification purposes and for purposes of administrative ease, the parties hereto wish to amend certain provisions of the Credit Agreement to memorialize the way in which the proviso described in the definition of “Eurocurrency Rate” will be implemented on a going-forward basis with respect to Loans denominated in Canadian Dollars;

NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby mutually agree as follows:

ARTICLE I

Amendments

Section 1.1.

The definition of the term “CDOR” contained in Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“CDOR”: for the relevant Interest Period, the Canadian deposit offered rate which, in turn means on any day the annual rate of interest determined with reference to the arithmetic average of the discount rate quotations of all institutions listed in respect of the relevant Interest Period for Canadian Dollar-denominated bankers’ acceptances displayed and identified as such on the “Reuters Screen CDOR Page” as defined in the International Swap Dealer Association, Inc. definitions, as modified and amended from time to time (the “CDOR Screen Rate”) for a term equivalent to such Interest Period, as of 10:00 a.m., New York City time, on such day and, if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by the Administrative Agent after 10:00 a.m., New York City time, to reflect any error in the posted rate of interest or in the posted average annual rate of interest); provided that if the CDOR Screen Rate shall not be available at such time for such Interest Period (an “Impacted CDOR Interest Period”) then CDOR for such Impacted CDOR Interest Period shall be the Interpolated Rate; provided, further, however, that if the “Reuters Screen CDOR Page” does not provide the information required for clause (ii) of the definition of Interpolated Rate or the “Reuters Screen CDOR Page” is otherwise not displaying any information, the CDOR Rate for any day shall be calculated as the average of the rates for such period applicable to Canadian Dollar bankers’ acceptances quoted by the banks listed in Schedule 1 of the Bank Act (Canada) as of 10:00 a.m., New York City time, on such day, or if such day is not a Business Day, then on the immediately preceding Business Day.

Section 1.2.

The definition of the term “Eurocurrency Rate” contained in Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Eurocurrency Rate”: (a) with respect to any Eurocurrency Loan denominated in any currency other than Canadian Dollars for any Interest Period, the rate appearing on Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such page providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for deposits in the currency of such Eurocurrency Loan with a maturity comparable to such Interest Period; provided that, in the event that such rate is not available at such time

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for any reason, then the “Eurocurrency Rate” with respect to such Eurocurrency Loan for such Interest Period shall be the rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) equal to the arithmetic average of the rates at which deposits in the currency of such Eurodollar Loan approximately equal in principal amount to the Dollar Equivalent of $5,000,000 and for a maturity comparable to such Interest Period are offered to the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; and (b) with respect to any Eurocurrency Loan denominated in Canadian Dollars for any Interest Period, CDOR determined in accordance with the definition thereof.

Section 1.3.

The following new definition shall be inserted in proper alphabetical order in Section 1.1 (Defined Terms) of the Credit Agreement:

“CDOR Screen Rate”: as defined in the definition of CDOR.

Section 1.4.

The following new definition shall be inserted in proper alphabetical order in Section 1.1 (Defined Terms) of the Credit Agreement:

“Impacted CDOR Interest Period”: as defined in the definition of CDOR.

Section 1.5.

The following new definition shall be inserted in proper alphabetical order in Section 1.1 (Defined Terms) of the Credit Agreement:

“Interpolated Rate”: with respect to any determination of CDOR for any Impacted CDOR Interest Period, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between:  (i) the CDOR Screen Rate for the longest period for which the CDOR Screen Rate is available for Canadian Dollars that is shorter than the Impacted CDOR Interest Period; and (ii) the CDOR Screen Rate for the shortest period for which that CDOR Screen Rate is available for Canadian Dollars that exceeds the Impacted CDOR Interest Period, in each case, at such time; provided that if the Impacted CDOR Interest Period is shorter than the shortest period for which the CDOR Screen Rate is available for Canadian Dollars, then the period referred to in the preceding clause (i) to be used for purposes of interpolating shall be deemed to be the Bank of Canada Overnight Rate.  For purposes hereof, the “Bank of Canada Overnight Rate” means for any day, the variable annual rate of interest established and announced from time to time by the Bank of Canada and which appears on “www.bankofcanada.ca” under the heading “The target for the overnight rate” (or any replacement page published by Bank of Canada which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of the Bank of Canada (if such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with Kimco).

ARTICLE II

Representations, Warranties and Agreements of the Loan Parties

Each Loan Party hereby represents and warrants that:

(a)

(i) It has the corporate (or limited liability company, as applicable) power and authority, and the legal right, to make, deliver and perform this Amendment, (ii) it has taken all necessary corporate (or limited liability company, as applicable) action to authorize the execution, delivery and performance of this Amendment and (iii) the execution, delivery and performance of this Amendment will not violate any Requirement of Law or any Contractual Obligation of such Loan Party and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation, except, in the case of clause (iii), where the same could not reasonably be expected to have a Material Adverse Effect.

(b)

From and after the Amendment Effective Date, this Amendment will constitute its legal, valid and binding obligation enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law).

(c)

No consent of any other Person is required in connection with the execution, delivery and performance by such Loan Party of this Amendment other than those that have already been duly made or obtained and remain in full force and effect.

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ARTICLE III

Other Agreements

Section 3.1.

The Credit Agreement and the other Loan Documents, each as amended and modified hereby, are hereby ratified and confirmed and shall continue in full force and effect.  All references in any Loan Document to the Credit Agreement or any other Loan Document shall be deemed to be references to the Credit Agreement or such other Loan Document as amended and modified by this Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time.

Section 3.2.

This Amendment is limited as specified and the execution, delivery and effectiveness of this Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement, or any other Loan Document, except as specifically set forth herein.  Notwithstanding anything contained in this Amendment to the contrary, the Administrative Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default.

Section 3.3.

This Amendment and the Loan Documents set forth the entire agreement of the parties with respect to the subject matter hereof and thereof.

Section 3.4.

Neither this Amendment nor any provision hereof may be waived, amended or modified except pursuant to an agreement in writing entered into in accordance with Section 10.1 of the Credit Agreement.  The fact that a signature line is provided below for a Person does not mean that the Credit Agreement or any other Loan Document previously executed and delivered requires or does not require such Person’s consent for any modifications provided in this Amendment or that requesting or obtaining such consent has created or changed any such requirement.

Section 3.5.

This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

Section 3.6.

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute but one agreement.  Delivery of an executed signature page of this Amendment by any electronic means that reproduces an image of the actual executed signature page shall be as effective as delivery of a manually executed counterpart of this Amendment.

ARTICLE IV

Effectiveness

The agreements and modifications set forth in Article I of this Amendment shall become effective on the date (the “Amendment Effective Date”) when  the Administrative Agent shall have received from each Loan Party and the Administrative Agent either (i) a counterpart of this Amendment signed on behalf of such party, or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic mail transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment and, in either case, the Required Lenders shall have consented to the Administrative Agent’s execution and delivery of this Amendment (which consents of such Lenders may, but need not, be evidenced by delivery to the Administrative Agent by the Lenders of counterparts of this Amendment signed on their behalf or written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic mail transmission of a signed signature page of this Amendment) that they have signed a counterpart of this Amendment).  The parties hereto agree that from and after the Amendment Effective Date, this Amendment shall be binding upon each of the Loan Parties, the Administrative Agent and the Lenders, and their respective successors and assigns.

The Administrative Agent shall notify Kimco, the Issuing Lender and the Lenders of the occurrence of the Amendment Effective Date if and when the foregoing condition precedent has been satisfied, and such notice shall be conclusive and binding.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be duly executed and delivered as of the date first written above.

KIMCO REALTY CORPORATION, as a Borrower

By:	/s/ Glenn G. Cohen
	Name:	Glenn G. Cohen
	Title:	Executive Vice President - Chief Financial Officer and Treasurer

KRCX NORTH HOLDINGS, LLC, as a Subsidiary Borrower

By:	/s/ Glenn G. Cohen
	Name:	Glenn G. Cohen
	Title:	Executive Vice President - Chief Financial Officer and Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:	/s/ Rita Lai
	Name:	Rita Lai
	Title:	Senior Credit Banker

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew W. Hussion
	Name:	Andrew W. Hussion
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

ROYAL BANK OF CANADA, as a Lender

By:	/s/ G. David Cole
	Name:	G. David Cole
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Cheryl Sneor
	Name:	Cheryl Sneor
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

CITIBANK, N.A., as a Lender

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ James Rolison
	Name:	James Rolison
	Title:	Managing Director

By:	/s/ Joanna Soliman
	Name:	Joanna Soliman
	Title:	VP

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ George Sherman
	Name:	George Sherman
	Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Jeannine Pascal
	Name:	Jeannine Pascal
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director Banking Products Services, US

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director Banking Products Services, US

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

BARCLAYS BANK PLC, as a Lender

By:	/s/ Noam Azachl
	Name:	Noam Azachl
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

COMPASS BANK, an Alabama banking corporation, as a Lender

By:	/s/ S. Kent Gorman
	Name:	S. Kent Gorman
	Title:	Sr. VP.

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

PNC BANK, N.A., as a Lender

By:	/s/ Brian P. Kelly
	Name:	Brian P. Kelly
	Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

REGIONS BANK, as a Lender

By:	/s/ Ronald J. Bennett
	Name:	Ronald J. Bennett
	Title:	Executive Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

SUNTRUST BANK, as a Lender

By:	/s/ Daniel J. Reddy
	Name:	Daniel J. Reddy
	Title:	SVP

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Gary D. Houston
	Name:	Gary D. Houston
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

CIBC INC., as a Lender

By:	/s/ John Lindenthal
	Name:	John Lindenthal
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By:	/s/ Tyler R. Smith
	Name:	Tyler R. Smith
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Carol Murray
	Name:	Carol Murray
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

BRANCH BANKING & TRUST COMPANY, as a Lender

By:	/s/ Ahaz Armstrong
	Name:	Ahaz Armstrong
	Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sara Smith
	Name:	Sara Smith
	Title:	AVP

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH KIMCO REALTY CORPORATION